Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the Protective Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series I

Invesco V.I. American Value Fund, Series II

Invesco V.I. Comstock Fund, Series I

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series I

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Equity-Income Portfolio, SC2

VIP Freedom Fund-2015 Maturity, SC2

VIP Freedom Fund-2020-Maturity, SC2

VIP Growth Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Growth Opportunities Fund, Service Class

Large Cap Value Fund, Institutional Class

Mid Cap Value Fund, Institutional Class

Small Cap Equity Insights Fund, Institutional Class

Strategic International Equity Fund, Institutional Class

Strategic Growth Fund, Institutional Class

U.S. Equity Insights Fund, Institutional Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

ClearBridge Variable Small Cap Growth Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth and Income Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

International Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance Trust(1)

MFS® Growth Series, Initial Class Shares

MFS® Investors Trust Series, Initial Class Shares

MFS® New Discovery Series, Initial Class Shares

MFS® Research Series, Initial Class Shares

MFS® Total Return Bond Series, Service Class Shares

MFS® Total Return Series, Initial Class Shares

MFS® Utilities Series, Initial Class Shares

MFS® Value Series, Service Class Shares

MFS® Variable Insurance Trust II(1)

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(2)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

Global Fund/VA

Main Street Fund/VA

Discovery Mid Cap Growth/VA

Government Money Fund/VA (formerly Money Fund/VA)

Global Strategic Income Fund/VA

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio, Class II

(1) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(2) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

Additional Sub-Accounts may be available for certain Contracts purchased before May 1, 2002. See "The Company, Variable Account and Funds."

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2016

OLDPVA0516

TABLE OF CONTENTS

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Other Investors in the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
THE GUARANTEED ACCOUNT
DEATH BENEFIT
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITIZATION
     Annuity Options
     Minimum Amounts
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Partial and Full Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
QUALIFIED RETIREMENT PLANS
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Explanation Of The Variable Income Payment Calculation
APPENDIX B: Matters Relating To Contracts Offered Prior To May 1, 1996
APPENDIX C: Matters Relating To Contracts Offered Prior To May 1, 1999
APPENDIX D: Condensed Financial Information

Definitions

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company."You" and "your" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Allocation Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Accounts available in this Contract.

Annuity Commencement Date:   The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Unit:   A unit of measure used to calculate the amount of the variable income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value:   Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA:   Dollar cost averaging.

DCA Fixed Accounts:   The DCA Fixed Accounts are part of the Company's general account and are not part of or dependent upon the investment performance of the Variable Account. These accounts are available for dollar cost averaging only.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Effective Date:   The date as of which the initial Purchase Payment is credited to the Contract and the date the Contract takes effect.

Fixed Account:   The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Fixed Accounts, and any other Allocation Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Sub-Account:   A separate division of the Variable Account.

Valuation Day:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Day and ends at the close of regular trading on the next Valuation Day. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of Purchase Payments surrendered)(1)	7.0%
Transfer Fee(2)	$25
Premium Tax(3)	3.5%

(1) The Surrender Charge declines over time. (See "CHARGES AND DEDUCTIONS.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. We will give written notice thirty (30) days before we impose a transfer fee. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(3) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a % of average Variable Account value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Variable Account Annual Expenses	1.40%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See "CHARGES AND DEDUCTIONS.")

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2015. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.35%	-	1.64%(*)
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges and both maximum and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$977	$1,496	$2,024	$3,592
Minimum Fund Expenses	$860	$1,142	$1,425	$2,372

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$337	$1,025	$1,732	$3,592
Minimum Fund Expenses	$212	$653	$1,114	$2,372

    (*) A surrender charge will not be applied to the Contract Value when the Contract Value is applied to an Annuity Option on the Annuity Commencement Date if annuity payments are made for the lifetime of the Annuitant or for a period certain of at least 5 years. (See "Annuity Options.")

    Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

    Summary

    The Contract

    What is the Protective Variable Annuity Contract?

    The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".)

    How may I purchase a Contract?

    Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS".)

    Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract".)

    What are the Purchase Payments?

    The minimum amount that Protective Life will accept as an initial Purchase Payment is $2,000. Subsequent Purchase Payments may be made at any time except for certain contracts issued in the State of Oregon. The minimum subsequent Purchase Payment we will accept is (1) $100 for Non-Qualified Contracts, (2) $50 for Qualified Contracts and (3) $50 for Non-Qualified Contracts if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000.

    We reserve the right to limit, suspend, or reject any Purchase Payment at any time. We will give written notice of at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

    Can I cancel the Contract?

    You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten days) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, where required, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel".)

    Can I transfer amounts in the Contract?

    Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

    After the Annuity Commencement Date, if you have selected variable income payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

    We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved.

    For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

    Can I surrender the Contract?

    Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. The surrender value is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee, and premium tax. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "FEDERAL TAX MATTERS".)

    Is there a death benefit?

    If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death at our Administrative Office. The death benefit will depend on the age of the Owner on the date of death.

    In general for Contracts issued after April 1996, if an Owner dies on or before his or her 90th birthday, the death benefit is the greatest of: (1) the Contract Value; or (2) aggregate Purchase Payments less aggregate amounts surrendered and any associated surrender charges; or (3) the maximum Anniversary Value.

    For Contracts issued before May 1, 1996, refer to Appendix B.

    If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

    Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. (See "DEATH BENEFIT".)

    When must I begin taking Annuity Payments?

    You generally must "annuitize" your annuity contract (i.e., begin taking annuity payments) no later than the Annuitant's 85th birthday.

    However, in states where permitted, you may extend the latest Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday provided:

      your death benefit is less than 300% of your Contract Value as of the Valuation Day we receive your request for an extended Annuity Commencement Date; and
      cumulative partial surrenders from your Contract are less than or equal to 70% of your Contract Value plus cumulative partial surrenders as of the Valuation Day we receive your request for an extended Annuity Commencement Date; and
      you have agreed to a change in the way we calculate your death benefit (i.e., we will reduce your death benefit by any partial surrenders you make in the future on a proportionate basis rather than on a dollar-for-dollar basis). See "The Death Benefit" and "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday."

    Extending the Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday, or changing the Owner of the Contract, may have adverse income tax consequences. (See "FEDERAL TAX MATTERS".)

    What Annuity Options are available?

    Currently, we apply the Contract Value, less any applicable premium tax and surrender charge, to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a fixed period, and life income with payments for a guaranteed period. Some Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITIZATION".)

    Is the Contract available for qualified retirement plans?

    You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans".)

    Protective no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

    Where may I find financial information about the Sub-Accounts?

    You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

    Other contracts.

    We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits from the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

    Federal Tax Status

    Generally all earnings on investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS".)

    The Company, Variable Account And Funds

    Protective Life Insurance Company

    The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2015, Protective Life had total assets of approximately $68.0 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2015, PLC had total assets of approximately $68.5 billion.

    Protective Variable Annuity Separate Account

    The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the"1940 Act"), and meets the definition of a separate account under federal securities laws.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    The following two additional Sub-Accounts of the Variable Account are also available to certain Owners who purchased their Contract before May 1, 2002 and who meet one or more of the following conditions: (1) as of April 30, 2002, Contract Value was allocated to the Sub-Account; (2) as of April 30, 2002, we had a current allocation instruction from the Owner directing us to allocate amounts to the Sub-Account in the future; or (3) as of April 30, 2002, we had a current dollar cost averaging transfer instruction from the Owner directing us to transfer amounts to the Sub-Account in the future.

    Calvert Variable Series, Inc. Calvert VP SRI Balanced Portfolio (formerly Calvert Social Balanced Portfolio)

    Van Eck Worldwide Insurance Trust VIP Global Hard Assets Fund (formerly Van Eck Worldwide Hard Assets Fund)

    Administration

    Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

    The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Fidelity Investments Money Management, Inc. or Strategic Advisors, Inc.; Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II managed by MFS® Investment Management; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; and, Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for the Templeton Foreign VIP Fund. Templeton Global Advisors Limited is the investment adviser for Templeton Growth VIP Fund. Calvert Variable Series, Inc. Calvert VP SRI Balanced Portfolio is managed by Calvert Investment Management, Inc and subadvised (equity portfolio) by New Amsterdam Partners LLC. The Van Eck Associates Corporation is the investment adviser for the VanEck VIP Trust. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

      the Variable Account;
      other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
      separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
      certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

    Invesco V.I. American Franchise Fund, Series I Shares

    This Fund's investment objective is to seek capital growth.

    Invesco V.I. American Value Fund, Series II Shares

    This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

    Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

    The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

    Invesco V.I. Comstock Fund, Series I Shares

    This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Invesco V.I. Equity and Income Fund, Series II Shares

    This Fund's investment objectives are both capital appreciation and current income.

    Invesco V.I. Government Securities Fund, Series II Shares

    The Fund's investment objective is total return, comprised of current income and capital appreciation.

    Invesco V.I. Growth and Income Fund, Series I Shares

    This Fund's investment objective is to seek long-term growth of capital and income.

    Invesco V.I. International Growth Fund, Series II Shares

    This Fund's investment objective is long-term growth of capital.

    Invesco V.I. Mid Cap Growth Fund, Series II Shares

    This Fund's investment objective is to seek capital growth.

    Fidelity® Variable Insurance Products

    VIP Contrafund® Portfolio, Service Class 2

    This Fund seeks long-term capital appreciation.

    VIP Equity-Income Portfolio, Service Class 2

    This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

    VIP Freedom Fund, 2015 Maturity, Service Class 2

    This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

    VIP Freedom Fund, 2020 Maturity, Service Class 2

    This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

    VIP Growth Portfolio, Service Class 2

    This Fund seeks to achieve capital appreciation.

    VIP Index 500 Portfolio, Service Class 2

    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

    VIP Investment Grade Bond Portfolio, Service Class 2

    This Fund seeks as high a level of current income as is consistent with the preservation of capital.

    VIP Mid Cap Portfolio, Service Class 2

    This Fund seeks long-term growth of capital.

    Franklin Templeton Variable Insurance Products Trust

    Franklin Flex Cap Growth VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

    Franklin Income VIP Fund, Class 2

    This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

    Franklin Mutual Shares VIP Fund, Class 2

    This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Franklin Rising Dividends VIP Fund, Class 2

    This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

    Franklin Small Cap Value VIP Fund, Class 2

    This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

    Franklin Small-Mid Cap Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

    Franklin U.S. Government Securities VIP Fund, Class 2

    This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

    Templeton Foreign VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

    Templeton Global Bond VIP Fund, Class 2

    This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

    Templeton Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

    Goldman Sachs Variable Insurance Trust

    Growth Opportunities Fund, Service Class

    This Fund seeks long-term growth of capital.

    Large Cap Value Fund, Institutional Class

    This Fund seeks long-term capital appreciation.

    Mid Cap Value Fund, Institutional Class

    This Fund seeks long-term capital appreciation.

    Small Cap Equity Insights Fund, Institutional Class

    This Fund seeks long-term growth of capital.

    Strategic International Equity Fund, Institutional Class

    This Fund seeks long-term growth of capital.

    Strategic Growth Fund, Institutional Class

    This Fund seeks long-term growth of capital.

    U.S. Equity Insights Fund, Institutional Class

    This Fund seeks long-term growth of capital and dividend income.

    Legg Mason Partners Variable Equity Trust

    ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

    This Fund seeks long-term growth of capital.

    ClearBridge Variable Small Cap Growth Portfolio, Class II

    This Fund seeks long-term growth of capital.

    Lord Abbett Series Fund, Inc.

    Bond-Debenture Portfolio, Value Class

    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

    Calibrated Dividend Growth Portfolio, Value Class

    The Fund's investment objective is to seek current income and capital appreciation.

    Classic Stock Portfolio, Value Class

    The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

    Fundamental Equity Portfolio, Value Class

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

    Growth and Income Portfolio, Value Class

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

    Growth Opportunities Portfolio, Value Class

    The Fund's investment objective is capital appreciation.

    International Opportunities Portfolio, Value Class

    The Fund's investment objective is long-term capital appreciation.

    Mid-Cap Stock Portfolio, Value Class

    The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

    MFS® Variable Insurance Trust(1)

    MFS® Growth Series, Initial Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Investors Trust Series, Initial Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® New Discovery Series, Initial Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Total Return Bond Series, Service Class Shares

    This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

    MFS® Research Series, Initial Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Total Return Series, Initial Class Shares

    This Fund's investment objective is to seek total return.

    MFS® Utilities Series, Initial Class Shares

    This Fund's investment objective is to seek total return.

    MFS® Value Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Variable Insurance Trust II(1)

    MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(2)

    This Fund's investment objective is to seek capital appreciation.

    Oppenheimer Variable Account Funds

    Capital Appreciation Fund/VA

    This Fund seeks capital appreciation.

    Global Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Main Street Fund/VA

    This Fund seeks capital appreciation.

    Discovery Mid Cap Growth Fund/VA

    This Fund seeks capital appreciation.

    Government Money Fund/VA (formerly Money Fund/VA)

    This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative.

    Global Strategic Income Fund/VA

    This Fund seeks total return.

    PIMCO Variable Insurance Trust

    Long-Term US Government Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

    Low Duration Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

    Real Return Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

    Short-Term Portfolio, Advisor Class

    This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

    Total Return Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

    Royce Capital Fund

    Micro-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

    Small-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

    The Universal Institutional Funds, Inc.

    UIF Global Real Estate Portfolio, Class II

    Seeks current income and capital appreciation.

    Calvert Variable Series, Inc.

    Calvert VP SRI Balanced Portfolio(3)

    This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity.

    VanEck VIP Trust

    VIP Global Hard Assets Fund(3)

    This Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

    (1) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

    (2) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

    (3) Available only in Contracts purchased before May 1, 2002 that meet certain conditions.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your Investment Advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Selection of Funds

    We select the Funds offered through the Contracts based on several criteria, including the following:

      asset class coverage,
      the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
      performance,
      the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

    Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, See "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

    Volatility Management Strategies. Certain Funds utilize volatility management strategies as part of their investment objectives and/or principal investment strategies. Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Contract Value rising less than would have been the case had you invested in a Fund that does not utilize a volatility management strategy. Conversely, investing in a Fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Fund's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. Please see the Funds' prospectuses for information about volatility management strategies.

    Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

    Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

    Pursuant to an agreement with Protective, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

    The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, and the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

    The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

    The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

      Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
      Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
      Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
      Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

    Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

    Certain Payments We Receive with Regard to the Funds

    We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

    12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

    Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity® Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

    Payments from Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. These payments are not paid out of Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

    Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

    For details about the compensation payments we make in connection with the sale of the Contracts, See "DISTRIBUTION OF THE CONTRACTS."

    Other Investors in the Funds

    Shares of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Trust), the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund Inc., Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Calvert Variable Series, Inc. (available only in certain Contracts issued before May 1, 2002), and Van Eck Worldwide Insurance Trust (available only in certain Contracts issued before May 1, 2002) are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund Inc., Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Calvert Variable Series, Inc., and VanEck VIP Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

    Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

    Description Of The Contract

    The following sections describe the Contracts currently being offered. Contracts with an Effective Date prior to May 1, 1996 and Contracts issued in certain states after May 1, 1996 contain provisions that may differ from those described below. In particular, death benefit and certain Section 403(b) provisions may be different in Contracts with an Effective Date prior to May 1, 1996. Refer to Appendix B for these provisions. Contracts with an Effective Date prior to May 1, 1999 also differ from those described below with respect to DCA Accounts. Refer to Appendix C for these provisions.

    The Contract

    The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

    Use of the Contract in Qualified Plans

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features.

    You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

    Parties to the Contract

    Owner

    The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner mean both Joint Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 85th birthday. In certain states, more restrictive age conditions may apply. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions do not apply to the Owner.

    The Owner of the Contract may be changed by Written Notice, provided each new Owner's 85th birthday is after the Effective Date. If you have extended your latest Annuity Commencement Date beyond the Annuitant's 85th birthday, however, then the Owner of the Contract may be changed by Written Notice, provided each new Owner's 85th birthday is after the Effective Date and each new Owner is younger than 95 as of the Valuation Day we receive your extension request at our Administrative Office. In other words, we will permit you, as the Owner, to add or change Owners after you have extended your latest Annuity Commencement Date if: (1) the new Owner would have been eligible to purchase the Contract when it was originally issued (i.e., if the new Owner had not yet turned 85 on the Contract's Effective Date); and (2) the new Owner is younger than 95 at the time of the change (i.e., the new Owner can not be older than permitted under the latest Annuity Commencement Date, which is the oldest Owner's or Annuitant's 95th birthday). See "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday."

    Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.")

    Beneficiary

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

    Primary — The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    Annuitant

    The Annuitant is the person on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not a natural person, then the Annuitant may not be changed.

    Payee

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

    Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $2,000. Protective Life reserves the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Options you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

    Purchase Payments

    We will only accept initial Purchase Payments before the earlier of the oldest Owner's 85th birthday or the Annuitant's 85th birthday. Protective Life may accept subsequent Purchase Payments after that time. The minimum subsequent Purchase Payment we will accept is $100 for Non-Qualified Contracts and $50 for Qualified Contracts. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

    Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

    The maximum aggregate Purchase Payments that can be made without prior Administrative Office approval is currently $1,000,000.

    We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contract. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contract. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the Automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the automatic Purchase Payment plan and the systematic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

    We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

    Right To Cancel

    You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage prepaid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

    For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate the portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. Thereafter, all Purchase Payments will be allocated according to your allocation instructions then in effect.

    Allocation of Purchase Payments

    Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

    Variable Account Value

    Sub-Account Value

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account Value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value".) Only one class of Accumulation Units in each Sub-Account is available in the Contract. (See "APPENDIX D: CONDENSED FINANCIAL INFORMATION, Accumulation Units.")

    Determination of Accumulation Units

    Purchase Payments allocated to and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

      surrenders and applicable surrender charges;
      partial surrenders and applicable surrender charges;
      systematic withdrawals;
      transfer from a Sub-Account and any applicable transfer fee;
      payment of a death benefit claim;
      application of the Contract Value to an Annuity Option; and
      deduction of the annual contract maintenance fee.

    Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

    Determination of Accumulation Unit Value

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

    Net Investment Factor

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

      is the result of:
        the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
      is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
      is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

    Transfers

    Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received in "good order" at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Onwer(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

    After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

    How to Request Transfers

    Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion we may introduce additional methods for requesting transfers or discontinue any method of making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    Reliability of Communications Systems

    The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us at our Administrative Office.

    Limitations on Transfers

    We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

    Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

    Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

    Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Fixed Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so.

    Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

    When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

      Increased brokerage, trading and transaction costs;
      Disruption of planned investment strategies;
      Forced and unplanned liquidation and portfolio turnover;
      Lost opportunity costs; and
      Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

    In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

    We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

    When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

    In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

    Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

    We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

    Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

    Dollar Cost Averaging

    Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly or quarterly basis, amounts from a DCA Fixed Account to any Sub-Account of the Variable Account. No transfers may be made into any account of the Guaranteed Account. You may not make transfers out of the DCA Fixed Accounts to the Oppenheimer Government Money Fund/VA Sub-Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    You may make dollar cost averaging transfers on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may transfer amounts from a DCA Fixed Account or discontinue dollar cost averaging upon written notice to the Owner.

    Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account. For Contracts issued prior to May 1, 1999, please see Appendix C for a description of additional DCA Fixed Account provisions.

    The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Fixed Account. In states where the Fixed Account is not available, we will transfer the remaining amount to the Oppenheimer Government Money Fund/VA Sub-Account. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    From time to time, we may offer interest rates on our DCA Fixed Accounts that are higher than the interest rates we offer on the Fixed Account. The interest rates on the DCA Fixed Accounts, however, apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

    Portfolio Rebalancing

    Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. No Contract Value may be transferred to or from the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Account at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

    Surrenders and Partial Surrenders

    At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Federal and state income taxes may apply to a full or partial surrender, and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "ANNUITIZATION.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS.") A full or partial surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Full Surrender

    At any time prior to the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at that time.

    Partial Surrender

    At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value. Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract.

    You may request a partial surrender by Written Notice or by facsimile. If we have received your completed Telephone Withdrawal Authorization Form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or by facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial withdrawals by telephone or facsimile or change the requirements for your ability to make partial withdrawals by telephone or facsimile for any Contract or class of Contracts at any time.

    We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

    You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

    Signature Guarantees

    Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

    Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

    An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

    A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

    Surrender Value

    The surrender value of any surrender or partial surrender request is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. The amount we will pay you if you request a partial surrender depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn less any premium tax (we will deduct the surrender charge from your remaining Contract Value after we process the partial surrender). (See "CHARGES AND DEDUCTIONS, Surrender Charge.") We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

    Cancellation of Accumulation Units

    Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

    Surrender and Partial Surrender Restrictions

    The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

    There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

      contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
      earnings on those contributions; and
      earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

    Systematic Withdrawals.

    Currently, we offer a systematic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

      made an initial Purchase Payment of at least $12,000; or
      a surrender value as of the previous Contract Anniversary equal to at least $12,000.

    The systematic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to systematic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

    When you elect the systematic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Systematic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. You may instruct us as to the Allocation Options from which the withdrawals should be made. If you give no instructions, systematic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    The maximum amount you can withdraw under the systematic withdrawal plan each year without incurring a surrender charge is the greater of:

      10% of all Purchase Payments made as of the date of the request, or your cumulative earnings calculated as of each Contract Anniversary.

    Unless you instruct us to reduce the withdrawal amount so the annual total will not exceed these limits, we will continue to process withdrawals for the monthly amount you designate. Once the amount of your withdrawals exceeds the limit for surrender charge-free withdrawals, we reserve the right to deduct a surrender charge, if applicable, from the remaining payments made during that Contract Year. (See "Surrender Charge".)

    If the amount to be withdrawn from an Allocation Option exceeds the value available, the transaction will not be completed and the systematic withdrawal plan will terminate. Once systematic withdrawals have terminated due to insufficient available value, they will not be automatically reinstated in the event that the Allocation Option should reach a sufficient value again. If you request a partial surrender that is not part of the systematic withdrawal plan in a year when you have used the systematic withdrawal plan, that partial surrender will be subject to any applicable surrender charge. (See "Surrender Charge.") Upon notification of the death of any Owner the Company will terminate the systematic withdrawal plan. The systematic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

    There is no charge for the systematic withdrawal plan. We reserve the right to discontinue the systematic withdrawal plan upon written notice to you.

    The Guaranteed Account

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. For a discussion of Contracts issued prior to May 1, 1999, see Appendix C. The Fixed Account and certain DCA Fixed Accounts are not available in all states. See "The Fixed Account" and "The DCA Fixed Accounts" for more information.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free at 1-800-456-6330.

    Our General Account

    The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

    The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

    Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

    You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

    The Fixed Account

    Except for certain Contracts issued in the State of Oregon, you generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

    The interest rate we apply to Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments or transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    The DCA Fixed Accounts

    We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. The DCA Fixed Accounts are not available in the state of Oregon.

    DCA Fixed Accounts are designed to systematically transfer amounts to other Allocation Options over a designated period. (See "Transfers, Dollar Cost Averaging.") The DCA Fixed Accounts are currently available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to DCA Fixed Account 1 or 2 is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account. For Contracts issued before May 1, 1999, please see Appendix C for additional DCA Account provisions.

    Guaranteed Account Value

    Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

      Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
      interest credited to the Guaranteed Account; minus
      amounts transferred out of the Guaranteed Account, including any applicable transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax and surrender charges; minus fees deducted from the Guaranteed Account.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

    Death Benefit

    The following paragraphs describe the death benefit of Contracts we currently offer. For a discussion of the death benefit for Contracts with an Effective Date before May 1, 1996, see Appendix B.

    If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

    We will determine the death benefit as of the end of the Valuation Period in which we receive due proof of death at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing any such Contract modifications.

    Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

    Payment of the Death Benefit

    The Beneficiary may take the death benefit in one sum immediately. In this event, the Contract will terminate.

    If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire Contract Value must be distributed under one of the following options:

      the entire interest must be distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, or the entire interest must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

    If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject to the investment performance of the underlying Funds, and may increase or decrease in value.

    Continuation of the Contract by a Surviving Spouse

    In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

      the surviving spouse's age on the Effective Date would not have prevented her or his purchase of the Contract on that date;
      the surviving spouse's age on either the Effective Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
      the Maximum Annuity Date on the requested continuation date is on or after the Annuity Commencement Date in effect on the deceased spouse's date of death, unless we agree otherwise.

    The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2) described above under "Payment of the Death Benefit."

    A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

    The Beneficiary of an annuity contract who is recognized as a spouse of a deceased Owner for federal tax purposes is treated more favorably than a Beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a Beneficiary who is recognized as a spouse of the deceased Owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner for federal tax purposes must surrender the Contract within 5 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy beginning within one year of the Owner's death.

    The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

    If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

    The Death Benefit

    The amount of the death benefit will depend upon the age of the Owner when he or she dies.

    If the Owner dies on or before his or her 90th birthday, the death benefit is the greatest of: (1) the Contract Value, which is the sum of the Variable Account value and the Guaranteed Account value, (2) aggregate Purchase Payments made under the Contract reduced by any partial surrenders and any associated charges, or (3) the maximum anniversary value.

    The maximum anniversary value is the greatest anniversary value attained. The anniversary value is the sum of: (1) the Contract Value on a Contract Anniversary; plus (2) all Purchase Payments made since that Contract Anniversary; minus (3) any partial surrenders (and any associated charges) made since that Contract Anniversary.

    An anniversary value is determined for each Contract Anniversary through the earlier of: (1) the deceased Owner's 80th birthday, or (2) the date of that Owner's death.

    If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

    Impact of Partial Surrenders on the Death Benefit

    We generally reduce your death benefit by any partial surrenders you have made under your Contract on a dollar-for-dollar basis.

    However, if you have extended your latest Annuity Commencement Date beyond the Annuitant's 85th birthday (see "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday"), then we reduce your death benefit by any partial surrenders you have made under your Contract after the Valuation Day we receive your extension request on a proportionate basis. This means we will reduce the death benefit for each partial surrender in the same proportion that the amount surrendered (including associated surrender charges, if any) reduced your Contract Value as of the Valuation Day the partial surrender was taken.

    Note: Before extending your Annuity Commencement Date and agreeing to a change in the way your death benefit is calculated, you should consider that, in a declining market, the proportional reduction of the death benefit may reduce the value of the death benefit by an amount that is significantly larger than the amount of the partial surrender taken.

    For example, assume your death benefit before considering any partial surrenders is $10,000, your Contract Value is $9,000, and you made one partial surrender of $2,000. We would reduce your death benefit to equal $7,778, which is $10,000 multiplied by ((9,000 less 2,000) / 9,000). Note that we have reduced the death benefit by $2,222, which is greater than the amount of the partial surrender.

    Escheatment of Death Benefit

    Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

    Suspension Or Delay In Payments

    Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

      when the New York Stock Exchange is closed;
      when trading on the New York Stock Exchange is restricted;
      when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
      when the SEC, by order, so permits for the protection of security holders; or
      your premium check has not cleared your bank.

    If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

    We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

    Suspension Of Contracts

    If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

    Charges And Deductions

    Surrender Charge (Contingent Deferred Sales Charge)

    General

    We do not deduct any charges for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value if you make a partial surrender or surrender before the Annuity Commencement Date. Also, in certain circumstances we may deduct a surrender charge from amounts applied to Annuity Options. (See "Annuity Options.") We do not apply the surrender charge to the payment of a death benefit. Currently, we do not apply the surrender charge to systematic withdrawals you make within the limits described in the "Systematic Withdrawals" section of this prospectus. (See "DEATH BENEFIT" and "Systematic Withdrawals.")

    In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

    Determining the Surrender Charge

    The surrender charge is equal to the percentage of each Purchase Payment or portion of a Purchase Payment you surrender as specified in the table below. We calculate the surrender charge separately and apply it to each Purchase Payment at any time you surrender the Purchase Payment. No such surrender charge applies to the surrenders or partial surrenders of Contract Value in excess of the aggregate Purchase Payments. We calculate the surrender charge using the principle that all Contract Value in excess of the aggregate Purchase Payments is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis.

    The surrender charge is as follows:

Number of Years Elapsed Between the Date of Receipt of Purchase Payment(s) & Date of Surrender	Surrender Charge as a Percentage of Purchase Payment Withdrawn in a Full Year
Less than 1	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 and more	0%

    Reduction or Elimination of Surrender Charge.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in saving of sales expenses. We will determine, at our sole discretion, the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS".)

    Waiver of Surrender Charges

    Except in the states of Massachusetts, New Hampshire and New Jersey, we will waive any applicable surrender charge if, at any time after the first Calendar Year:

      you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state (in New Hampshire, operated pursuant to law); and
        qualified as a skilled nursing home facility under Medicare or Medicaid.

    For Contracts issued in the State of Texas, we will also waive surrender charges on these conditions during the first Contract Year.

    The term "terminal illness" means that you are diagnosed as having a non-correctable medical conditon that, with a reasonable degree of certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice.

    Once we have granted the waiver of surrender changes, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments.

    If any Owner is not an individual, the waiver of surrender charge provisions will apply to the Annuitant.

    Suspension of Benefits.

    For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision above.

    Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account attributable to your Contract.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. It is possible that the mortality and expense risk charge (or a portion of it) could be treated as a distribution from the Contract for tax purposes. (See "Federal Tax Matters.") We may incur a profit or a loss from the mortality and expense risk charge. Any profit may be used to finance distribution and other expenses.

    Administration Charges

    We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of each Sub-Account in the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

    Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

    Contract Maintenance Fee

    Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Variable Account value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Sub-Accounts in the same proportion as their values are to the Variable Account. We will waive the contract maintenance fee in the event the Contract Value, or the aggregate Purchase Payments reduced by any withdrawals or partial surrenders, equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

    Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds, which accompany this Prospectus.)

    Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

    Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

    Other Information

    We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay the commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

    Annuitization

    Annuity Commencement Date

    On the Effective Date, the Annuity Commencement Date may be any date before or on the Annuitant's 85th birthday and may not be later than that date unless approved by Protective Life. You may elect a different Annuity Commencement Date, provided that it is no later than the Annuitant's 85th birthday (although under certain circumstances we may permit you to extend the Annuity Commencement Date — see "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday" below). Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85) may in certain circumstances have adverse income tax consequences. (See "FEDERAL TAX MATTERS".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

    As of the Annuity Commencement Date, we will apply your Contract Value (less any applicable charges and premium taxes) to the Annuity Option you have selected, and determine the amount of your first annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and period.

    Changing the Annuity Commencement Date

    The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after we receive the written request and no later than the Annuitant's 85th birthday (although under certain circumstances we may permit you to extend the Annuity Commencement Date — see "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday" below).

    Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday

    In states where permitted, you may extend the latest Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday provided:

      your death benefit is less than 300% of your Contract Value as of the Valuation Day we receive your request for an extended Annuity Commencement Date; and
      cumulative partial surrenders from your Contract are less than or equal to 70% of your Contract Value plus cumulative partial surrenders as of the Valuation Day we receive your request for an extended Annuity Commencement Date; and
      you have agreed to a change in the way we calculate your death benefit, as follows:
        Generally, when we calculate your death benefit, we reduce your death benefit by any partial surrenders you have made under your Contract on a dollar-for-dollar basis.
        However, if you have extended your latest Annuity Commencement Date beyond the Annuitant's 85th birthday, we reduce your death benefit by any partial surrenders you have made under your Contract after the Valuation Day we receive your extension request on a proportionate basis. This means we will reduce the death benefit for each partial surrender in the same proportion that the amount surrendered (including associated surrender charges, if any) reduced your Contract Value as of the Valuation Day the partial surrender was taken. See "The Death Benefit."

    Note: Before extending your Annuity Commencement Date and agreeing to a change in the way your death benefit is calculated, you should consider that, in a declining market, the proportional reduction of the death benefit may reduce the value of the death benefit by an amount that is significantly larger than the amount of the partial surrender taken.

    If you have extended your latest Annuity Commencement Date beyond the Annuitant's 85th birthday, the Owner of the Contract may be changed by Written Notice, provided each new Owner's 85th birthday is after the Effective Date and each new Owner is younger than 95 as of the Valuation Day we receive your extension request at our Administrative Office. (If you have not extended your latest Annuity Commencement Date, the Owner of the Contract may be changed by Written Notice, provided each new Owner's 85th birthday is after the Effective Date.)

    If you wish to extend your Annuity Commencement Date, you must request the extension in writing. Your request will be effective as of the Valuation Day we receive your written request at our Administrative Office.

    Extending the Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday, or changing the Owner of the Contract, may have adverse income tax consequences. (See "FEDERAL TAX MATTERS".)

    Fixed Income Payments

    Fixed income payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

    Variable Income Payments

    Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Variable Option A (variable payments for a certain period). Refer to Appendix A for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Variable Option B (life income with or without a certain period).

    Annuity Units

    On the Annuity Commencement Date, we will apply the Contract Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the NewYork Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day on which the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

    Determining the Amount of Variable Income Payments

    We will determine the amount of your variable income payment on the 20th of each month in which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

    We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payment attributable to each Sub-Account.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

      is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
      is the Annuity Unit value for the preceding Valuation Period; and
      is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

    The AIR is equal to 5%.

    If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

    Refer to Appendix A for an explanation of the variable income payment calculation.

    Exchange of Annuity Units

    After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. Only one exchange between Sub-Accounts is allowed in any calendar month, and no exchanges are allowed between the Guaranteed Account and the Variable Account.

    Annuity Options

    You may select a fixed income payment option, a variable income payment option (where available), or a combination of both, by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B—Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments. If you choose a combination of both, the period during which the fixed and variable payments are to be made must correspond. To receive a part or all of this benefit in the form of variable income payments, you must apply the greater of 50% of your Contract Value or at least $25,000 of your Contract Value to a variable income payment option. For Qualified Contracts, certain restrictions in the selection of the Annuity Options apply.

    A surrender charge will not be applied to the Contract Value when the Contract Value is applied to an Annuity Option on the Annuity Commencement Date if annuity payments are made for the lifetime of the Annuitant or for a period certain of at least 5 years. In certain circumstances, therefore, a surrender charge could apply under Fixed Option C, Variable Annuity Option A and the Additional Option described below.

    You may select from the following Annuity Options:

    Fixed Option A — Fixed Payment for a Certain Period:

    We will make equal payments for the period you select. No certain period may be less than 5 or more than 30 years. The amount of each payment depends on the total amount applied, the period selected and the payment rates in effect on the Annuity Commencement Date. Payments under this Annuity Option do not depend on the life of the Annuitant(s). Under this option, you may not surrender the Contract after the Annuity Commencement Date.

    Fixed Option B — Life Income with Fixed Payments for a Certain Period:

    Equal payments are based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed for not less than 5 nor more than 30 years. Protective Life may make other periods available. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

    Fixed Option C — Payments of a Fixed Amount:

    We will make equal payments for a fixed amount. The amount of each payment may not be less than $10 for each $1,000 you apply. The period for which we will make payments depends on the total amount applied, the amount of the fixed payment, and the payment rates in effect on the Annuity Commencement Date. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

    Variable Option A — Variable Payments for a Certain Period:

    Payments are made for any selected period of not less than 10 nor more than 30 years. Payments under this Annuity Option do not depend on the life of the Annuitant(s).

    You may fully or partially surrender the Contract under this option for a commuted value. Surrender charges, as described in "Charges and Deductions, Surrender Charge," will be imposed, when applicable, for the Purchase Payments you allocated to this Annuity Option on the Annuity Commencement Date or for the commuted value, whichever is less. Refer to Appendix A for an explanation of the commuted value calculation.

    Variable Option B — Life Income with Variable Payments for a Certain Period:

    Payments are made for the lifetime of the Annuitant(s), with payments guaranteed from 10 to 30 years. Payments stop at the end of the certain period or when the Annuitant(s) dies, whichever is later. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

    Additional Option:

    You may use the Contract Value (less applicable charges and premium taxes) to purchase any annuity contract that we offer on the date you elect this option.

    At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Account Value to an annuity option while maintaining the remaining Account Value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

    Minimum Amounts

    If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

    Death of Annuitant or Owner After Annuity Commencement Date

    In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, any remaining portion of such benefits will be paid out at least as rapidly as under the Annuity Option being used when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

    YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

    Yields

    The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one-month period is generated each period over a 12 month period and is shown as a percentage of the investment.

    Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

    Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

    Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

    Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

    Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

    Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

    FEDERAL TAX MATTERS

    Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local— of any Contract or of any transaction involving a Contract.

    The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

    TAXATION OF ANNUITIES IN GENERAL

    Tax Deferral During Accumulation Period

    Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

      the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
      the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
      the Owner is an individual (or an individual is treated as the Owner for tax purposes).

    Diversification Requirements

    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

    The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains.) For example, the Owner of this Contract has the choice of more Investment Options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

    Nonnatural Owner

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

      Contracts acquired by an estate of a decedent by reason of the death of the decedent;
      certain Qualified Contracts;
      Contracts purchased by employers upon the termination of certain Qualified Plans;
      certain Contracts used in connection with structured settlement agreements; and
      Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

    Tax Implications of Extending Your Contract's Annuity Commencement Date Beyond Annuitant's 85th birthday

    The following discussion is not exhaustive and does not purport to cover all situations. The effects of extending your Contract's Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday are unclear, and you should consult a tax advisor about your particular circumstances. Protective Life makes no guarantee regarding the tax consequences of extending the Annuity Commencement Date of your Contract.

    Contracts Other than Qualified Contracts — Status of Contract as an Annuity: The Internal Revenue Code and the regulations issued thereunder do not contain an express rule that requires annuity payments under an annuity contract to commence by any specific date. We believe that if you choose to extend your Contract's Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday, your Contract will still be treated as an annuity contract for federal income tax purposes. However, it is possible that as a result of such change your Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under your Contract could be currently includible in your income.

    Possible Treatment as an Exchange: It is possible that if you choose to extend your Contract's Annuity Commencement Date from not later than the Annuitant's 85th birthday to not later than the oldest Owner's or Annuitant's 95th birthday, this change will be treated for federal income tax purposes as if you exchanged one annuity contract for another annuity contract. We believe that even if this change is treated as an exchange, the exchange will be tax free under Code section 1035, provided that you do not change any parties to the Contract in connection with the exchange. However, if the change were treated as an exchange, and you purchased one or more other annuity contracts from us (or one of our affiliates) during the same calendar year in which the change occurs, all such contracts could be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includible in income.

    Qualified Contracts — Effect of RMD Rules: Distributions from Qualified Contracts must generally begin no later than the Contract's required beginning date, as established under regulations issued by the Internal Revenue Service. For example, in the case of individual retirement accounts or annuities (IRAs) (other than Roth IRAs), distributions must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. As a result, Owners of Qualified Contracts, including IRAs, should carefully consider the potential benefits, if any, they might receive by delaying their Contract's Annuity Commencement Date in comparison to the potential detriments they might suffer as a result of the changes we will make in the way we calculate the Contract's death benefit.

    Taxation of Partial and Full Surrenders

    In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a systematic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a full surrender, amounts received are includable in income to the extent they exceed the investment in the contract. For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

    Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if the Owner has a terminal illness or enters, for a period of at least 90 days, certain nursing home facilities. Such distributions will be treated as surrenders for federal tax purposes.

    The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

    Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the investment in the contract (defined above) allocated to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING").

    Taxation of Death Benefit Proceeds

    Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

      if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or
      if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includable in income as follows:

      if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
      if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING").

    Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as partial withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will be increased to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

    Penalty Tax on Premature Distributions

    Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., surrenders, partial surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

      received on or after the Owner reaches age 59-1/2;
      attributable to the Owner's becoming disabled (as defined in the tax law);
      made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
      made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

    Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

    Exchange of Annuity Contracts

    We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. , as a partial surrender, full surrender, annuity income payment, or death benefit).

    If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

    You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

    Medicare Hospital Insurance Tax on Certain Distributions

    Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

    Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

    QUALIFIED RETIREMENT PLANS

    In General

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, no attempt is made in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial surrenders, systematic withdrawals and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.) Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

    In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9) may increase the amount of the minimum required distribution that must be taken from your Contract.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

      received on or after the date the Owner reaches age 59-1/2;
      received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

    When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

    Individual Retirement Accounts and Annuities

    Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

    However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

    Roth IRAs

    Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains age 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

    IRA to IRA Rollovers and Transfers

    A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

    A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

    If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

    If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

    A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

    Pension and Profit-sharing Plans.

    Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

    Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., fees that vary based on Contract values, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

    Section 403(b) Annuity Contracts

    Protective no longer issues Contracts under Section 403(b) of the Code (i.e. , tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the Contracts as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

    Section 403(b) annuity contracts contain restrictions on withdrawals of:

      contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
      earnings on those contributions; and
      earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

    Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining theSection 403(b) plan must generally agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfySection 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

    In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract. A rollover, transfer, or exchange from your Section 403(b) annuity contract with Protective to another Section 403(b) contract may be made only if the other Section 403(b) annuity contract is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the income tax consequences of the proposed transaction.

    Deferred Compensation Plans of State and Local Governments and Tax-exempt Organizations.

    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

    Direct Rollovers

    If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

    FEDERAL INCOME TAX WITHHOLDING

    In General

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

    Nonresident Aliens and Foreign Corporations

    The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

    FATCA Withholding

    If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

    GENERAL MATTERS

    Error in Age or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

    Incontestability

    We will not contest the Contract.

    Non-participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

    Assignment or Transfer of a Contract

    You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities In General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

    Notice

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

    Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

    Reports

    At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

    Settlement

    Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

    Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

    Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

    Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

    Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

    No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

    DISTRIBUTION OF THE CONTRACTS

    We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves a principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority ("FINRA").

    IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

    We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

    We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2013	$118,126,390
December 31, 2014	$86,120,789
December 31, 2015	$99,348,859

    We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

    Selling Broker-Dealers

    We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

    Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals or tickets to sporting or entertainment events.

    The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

    The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

    In 2015, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Investment Professionals, Inc., CUSO Financial Services, Cetera Financial, TD Wealth Management, Community America, M&T Securities, Regions, Allstate and BBVA Compass Investment Solutions, Inc. in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $1,018 to $12,676,261.

    These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

    Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible toparticipate in various employee benefit plans offered by Protective Life Corporation.

    Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

    CEFLI

    Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    LEGAL PROCEEDINGS

    Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

    Business Disruption and Cyber-Security Risks

    We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

    VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

    FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for the two years in the period ended December 31, 2014 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

    Statement Of Additional Information

    Table of Contents
Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

    Appendix A

    Explanation Of The Variable Income Payment Calculation

    Assuming a Contract Value (less applicable charges and premium taxes) of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

    There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Contract Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Contract Value Before Payment	Payment Made	Contract Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

    Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

    The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

    Subsequent variable income payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

    Explanation Of The Commuted Value Calculation

    A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Contract Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Options.")

    Appendix B

    Matters Relating To Contracts Offered Prior To May 1, 1996

    Contracts issued before May 1, 1996 and Contracts issued in certain states after May 1, 1996 are different in certain regards including but not limited to providing an option that allows Owners to take loans against their Contracts, a different guaranteed death benefit than the death benefit described in this prospectus, and different procedures relating to the death benefit than those described elsewhere in this Prospectus. (For a list of these states, please contact our home office or your registered representative.) Owners with the different guaranteed death benefit must refer to the discussion in this appendix together with the other sections of this Prospectus in order to determine their rights and benefits under the Contract.

    Purchase Payments

    For Contracts issued in the State of Oregon before May 1, 1996, Protective Life will only accept a single Purchase Payment.

    Loan Privilege

    The Loan Privilege is an additional feature that is only available for Section 403(b) Contracts issued before May 1, 1996, and those issued in certain states after that date, that are not subject to Title 1 of ERISA. Under this feature, Owners may obtain loans using only their Contracts as security for the loan.

    The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and Company procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

    Federal tax law also requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

    We will only make loans if you make your request in the form of a properly completed written loan application. We will make loans within seven days of receiving your completed written loan application, subject to postponement under the same circumstances that the payment of surrenders may be postponed. (See "Suspension or Delay in Payments.") When you request a loan, we will reduce your Contract Value (on a pro rata basis among the investments in the Allocation Options, unless you request otherwise) by the amount of the loan. We will then transfer that amount to the loan account, which is part of Protective Life's general account. The amounts in the loan account will not be included in the investment experience of any Sub-Account.

    When you have repaid the loan, the appropriate amount of your repayment will be transferred from the loan account back into the Variable Account and the Guaranteed Account. If you do not designate otherwise, the repayment will be allocated in accordance with your most recent instructions for allocations. On each Contract Anniversary, we will transfer from the Contract Value (from the Allocation Options as described above) to the loan account any amount by which your debt on the Contract exceeds the balance on the loan account.

    The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. Regardless of whether it is repaid or not, loans will have a permanent effect on the Contract Value because the investment results of the Guaranteed and Variable Accounts will only apply to the unborrowed portions of the Contract Value. The longer the loan is outstanding, the greater this effect is likely to be.

    Death Benefit

    For Contracts issued prior to May 1, 1996, and those issued in certain states after that date, the guaranteed death benefit until the 6th Contract Anniversary equals the sum of the Guaranteed Account plus the greater of:

      the Variable Account Value; or
      the total Purchase Payment(s) allocated to the Variable Account, plus any amounts transferred to the Variable Account,
        plus interest at a compounded annual effective interest rate of 5% credited as of each Contract Anniversary until the 80th birthday of any Owner, and minus any previous transfers from the Variable Account, partial surrenders, and any applicable Surrender Charges and contract maintenance fees

    Beginning on the 6th Contract Anniversary, if the Owner dies before his or her 90th birthday, the guaranteed death benefit is the greater of:

      the death benefit that is also applicable prior to the 6th Contract Anniversary; or
      the greatest annual reset anniversary value attained.

    We will determine an annual reset anniversary value on the 6th Contract Anniversary and for each Contract Anniversary thereafter occurring before the earlier of the Owner's 80th birthday or date of death. Each annual reset anniversary value is equal to the sum of:

      the Contract Value on that Contract Anniversary; plus
      all Purchase Payments since that Contract Anniversary; minus all amounts surrendered, including associated surrender charges, since that Contract Anniversary.

    If the death benefit is not taken in one sum immediately, the Contract will be continued and any increase in the Contract Value will be allocated among the Allocation Options in proportion to their values immediately prior to the Owners' death. In such a case, the entire interest in the Contract must be distributed within five years of the Owner's death unless:

      the entire interest in the Contract is distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or
      the Beneficiary is the deceased Owner's spouse and elects to continue the Contract and become the new Owner. If the Beneficiary is the deceased Owner's spouse and makes this election, the entire interest in the Contract must be distributed to the new Beneficiary within five years of the spouse's death.
    Impact of Partial Surrenders on the Death Benefit

    We generally reduce your death benefit by any partial surrenders you have made under your Contract on a dollar-for-dollar basis.

    However, if you have extended your latest Annuity Commencement Date beyond the Annuitant's 85th birthday (see "Extending the Annuity Commencement Date Beyond the Annuitant's 85th Birthday"), then we reduce your death benefit by any partial surrenders you have made under your Contract after the Valuation Day we receive your extension request on a proportionate basis. This means we will reduce the death benefit for each partial surrender in the same proportion that the amount surrendered (including associated surrender charges, if any) reduced your Contract Value as of the Valuation Day the partial surrender was taken.

    Note: Before extending your Annuity Commencement Date and agreeing to a change in the way your death benefit is calculated, you should consider that, in a declining market, the proportional reduction of the death benefit may reduce the value of the death benefit by an amount that is significantly larger than the amount of the partial surrender taken.

    For example, assume your death benefit before considering any partial surrenders is $10,000, your Contract Value is $9,000, and you made one partial surrender of $2,000. We would reduce your death benefit to equal $7,778, which is $10,000 multiplied by ((9,000 less 2,000) / 9,000). Note that we have reduced the death benefit by $2,222, which is greater than the amount of the partial surrender.

    Appendix C

    Matters Relating To Contracts Offered Prior To May 1, 1999

    Contracts issued before May 1, 1999 are different in that the DCA Fixed Accounts include an additional account that is not available in Contracts with an Effective Date of May 1, 1999 or later. Owners of these Contracts must refer to the discussion in this appendix together with the other sections of this Prospectus in order to determine their rights and benefits under this Contract.

    The Pre-May 1, 1999 DCA Fixed Account

    The Pre-May 1, 1999 DCA Fixed Account is identical to the DCA Fixed Accounts offered after May 1, 1999 with the following exceptions:

      You may determine the amount we systematically or automatically transfer from this account without reference to a scheduled number of dollar cost averaging transfers. The minimum amount you may systematically or automatically transfer from this account, however, is $100.
      You may allocate Purchase Payments to this account with an account balance that is greater than $0.
      Interest rates on this account are only guaranteed for a fixed period and the interest rates we offer for any such interest guaranteed period may differ from those we offer in a subsequent interest guaranteed period. We determine the interest rate we offer for any interest guaranteed period at our sole discretion, but the interest rate we offer is never less than 3%. We currently offer interest guaranteed periods of 12 months.

    The Fixed Account and the DCA Fixed Accounts are not available in the state of Oregon for contracts issued on or after May 1, 1996.

    Appendix D

    Condensed Financial Information

    Sub-Accounts

    The date of inception of each of the Sub-Accounts is as follows:

March 14, 1994 —	Goldman Sachs Large Cap Value, Institutional Class
    Goldman Sachs Strategic International Equity, Institutional Class
    Goldman Sachs Small Cap Equity Insights, Institutional Class
    Goldman Sachs U.S. Equity Insights, Institutional Class
    Oppenheimer Government Money Fund/VA

June 13, 1995 —	Goldman Sachs Strategic Growth, Institutional Class
July 1, 1997 —	Calvert Social Small Cap Growth(A)
    Calvert VP SRI Balanced
    MFS® Growth, Initial Class Shares
    MFS® Research, Initial Class Shares
    MFS® Investors Trust, Initial Class Shares
    MFS® Total Return, Initial Class Shares
    Oppenheimer Discovery Mid Cap Growth
    Oppenheimer Capital Appreciation
    Oppenheimer Main Street
    Oppenheimer Global Strategic Income

November 5, 1998 —	MFS® New Discovery, Initial Class Shares MFS® Utilities, Initial Class Shares Oppenheimer Global Van Eck VIP Global Hard Assets Van Eck Worldwide Real Estate(B)
May 1, 2000 —	MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares (formerly MFS® Investors Growth Stock, Initial Class Shares)(C)
    Invesco V.I. American Franchise I
    Van Kampen LIT Enterprise(D)(E)
    Invesco V.I. Comstock I
    Invesco V.I. Growth and Income I

October 2, 2000 —	Invesco V.I. American Value II
May 1, 2002 —	Lord Abbett Growth and Income, Value Class Lord Abbett Mid-Cap Stock, Value Class Lord Abbett Bond-Debenture, Value Class
June 2, 2003 —	Lord Abbett Growth Opportunities, Value Class Lord Abbett Calibrated Dividend Growth, Value Class Invesco V.I. Government Securities II(E) Invesco V.I. Equity and Income II
December 19, 2003 —	Goldman Sachs Mid Cap Value, Institutional Class
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
    Fidelity VIP Growth-SC2
    Fidelity VIP Equity-Income-SC2
    Fidelity VIP Contrafund®-SC2
    Fidelity VIP Investment Grade Bond-SC2
    Fidelity VIP Index 500-SC2
    Franklin Flex Cap Growth VIP-C2
    Franklin Income VIP-C2
    Franklin Mutual Shares VIP-C2
    Franklin Rising Dividends VIP-C2
    Franklin Small-Mid Cap Growth VIP-C2
    Templeton Foreign VIP-C2
    Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Fidelity VIP Freedom Fund — 2015 Maturity-SC2
    Fidelity VIP Freedom Fund — 2020 Maturity-SC2
    Lord Abbett Classic Stock, Value Class
    Lord Abbett International Opportunities, Value Class
    UIF Global Real Estate Class II
    Invesco V.I. International Growth II(E)

May 1, 2010 —	Franklin Small Cap Value VIP-C2
    Goldman Sachs Growth Opportunities, Service Class
    Legg Mason ClearBridge Variable Mid Cap, Class II
    Legg Mason ClearBridge Variable Small Cap Growth, Class II
    Lord Abbett Fundamental Equity, Value Class
    MFS® Total Return Bond, Service Class Shares (formerly MFS® Research Bond, Service Class Shares)
    MFS® Value, Service Class Shares
    PIMCO Long-Term US Government, Advisor Class
    PIMCO Low Duration, Advisor Class
    PIMCO Real Return, Advisor Class
    PIMCO Short-Term, Advisor Class
    PIMCO Total Return, Advisor Class
    Royce Capital Micro-Cap, Service Class
    Royce Capital Small-Cap, Service Class
    Invesco V.I. Mid Cap Growth II
    Invesco V.I. Balanced Risk Allocation II(E)

    (A) The Calvert Social Small Cap Growth Fund was liquidated September 27, 2007.

    (B) The Van Eck Worldwide Real Estate Fund was liquidated December 8, 2009.

    (C) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

    (D) The Van Kampen LIT Enterprises Portfolio was liquidated April 24, 2009.

    (E) On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

    Accumulation Units

    The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the Protective Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Protective Variable Annuity Contract. Only the classes of Accumulation Units available in the Protective Variable Annuity Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "FEES AND EXPENSES, Periodic Charges" on page 4 of this prospectus.

    You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

    The following tables do not include Sub-Accounts that were not in operation as of December 31, 2015.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Protective VA	Protective VA
Calvert Social Small Cap Growth	2015
	2014
	2013
	2012
	2011
	2010
	2009
	2008
	2007
	2006	$13.98	58,238
Calvert VP SRI Balanced	2015	$19.21	51,909
	2014	$19.92	56,585
	2013	$18.43	74,198
	2012	$15.84	81,916
	2011	$14.54	105,748
	2010	$14.10	141,702
	2009	$12.81	162,171
	2008	$10.33	191,431
	2007	$15.25	245,400
	2006	$15.05	294,933
ClearBridge Mid Cap Core - Class II	2015	$17.84	5,217
	2014	$17.74	5,789
	2013	$16.68	7,672
	2012	$12.34	8,152
	2011	$10.65	6,978
	2010	$11.26	267
ClearBridge Small Cap Growth - Class II	2015	$18.73	4,892
	2014	$19.91	5,479
	2013	$19.45	16,894
	2012	$13.46	3,360
	2011	$11.47	1,917
	2010	$11.52	569
Fidelity VIP Contrafund® - Service Class 2	2015	$16.31	124,923
	2014	$16.48	140,491
	2013	$14.96	161,355
	2012	$11.59	175,301
	2011	$10.12	216,302
	2010	$10.56	255,454
	2009	$9.16	315,757
	2008	$6.86	337,164
	2007	$12.13	237,194
	2006	$10.49	91,699
Fidelity VIP Equity-Income - Service Class 2	2015	$13.52	21,291
	2014	$14.32	23,217
	2013	$13.39	42,302
	2012	$10.62	52,153
	2011	$9.20	58,055
	2010	$9.27	49,288
	2009	$8.18	59,034
	2008	$6.39	42,729
	2007	$11.33	51,863
	2006	$11.35	27,689
Fidelity VIP Freedom Fund - 2015 Maturity - Service Class 2	2015	$12.81	2,416
	2014	$13.06	2,957
	2013	$12.68	3,171
	2012	$11.27	11,521
	2011	$10.21	14,839
	2010	$10.41	10,757
	2009	$9.36	11,544
	2008	$7.60	8,814
Fidelity VIP Freedom Fund - 2020 Maturity - Service Class 2	2015	$12.74	240
	2014	$12.98	1,338
	2013	$12.59	1,612
	2012	$11.04	3,696
	2011	$9.90	7,064
	2010	$10.17	8,851
	2009	$9.02	11,423
	2008	$7.12	6,842
Fidelity VIP Growth - Service Class 2	2015	$17.50	24,316
	2014	$16.60	25,619
	2013	$15.17	9,247
	2012	$11.31	21,349
	2011	$10.03	23,813
	2010	$10.17	29,917
	2009	$8.33	32,878
	2008	$6.60	24,378
	2007	$12.70	29,150
	2006	$10.17	8,946
Fidelity VIP Index 500 - Service Class 2	2015	$16.53	16,055
	2014	$16.58	9,832
	2013	$14.84	18,786
	2012	$11.41	22,808
	2011	$10.01	17,076
	2010	$9.97	31,629
	2009	$8.82	33,237
	2008	$7.08	22,647
	2007	$11.43	24,347
	2006	$11.02	7,075
Fidelity VIP Investment Grade Bond - Service Class 2	2015	$13.28	104,842
	2014	$13.59	128,023
	2013	$13.05	144,643
	2012	$13.51	179,446
	2011	$12.97	203,915
	2010	$12.29	230,036
	2009	$11.59	229,789
	2008	$10.18	121,588
	2007	$10.70	93,386
	2006	$10.42	16,277
Fidelity VIP Mid-Cap - Service Class 2	2015	$16.21	75,226
	2014	$16.71	80,794
	2013	$15.99	96,916
	2012	$11.93	113,516
	2011	$10.56	154,635
	2010	$12.02	179,830
	2009	$9.48	213,868
	2008	$6.88	205,054
	2007	$11.55	99,648
	2006	$10.16	33,659
Franklin Templeton - Franklin Flex Cap Growth VIP - Class 2	2015	$15.90	24,314
	2014	$15.45	22,782
	2013	$14.76	23,044
	2012	$10.89	23,788
	2011	$10.11	21,638
	2010	$10.77	20,206
	2009	$9.40	20,600
	2008	$7.17	26,403
	2007	$11.24	21,699
	2006	$9.97	7,140
Franklin Templeton - Franklin Income VIP - Class 2	2015	$14.16	218,324
	2014	$15.45	260,774
	2013	$14.98	289,426
	2012	$13.33	347,419
	2011	$12.00	416,406
	2010	$11.89	478,541
	2009	$10.70	507,301
	2008	$8.00	466,027
	2007	$11.54	467,049
	2006	$11.28	198,331
Franklin Templeton - Franklin Mutual Shares VIP - Class 2	2015	$13.14	315,612
	2014	$14.02	371,416
	2013	$13.27	418,856
	2012	$10.49	464,192
	2011	$9.32	505,666
	2010	$9.55	534,918
	2009	$8.71	543,007
	2008	$7.01	520,042
	2007	$11.30	481,654
	2006	$11.07	198,417
Franklin Templeton - Franklin Rising Dividends VIP - Class 2	2015	$15.64	180,702
	2014	$16.46	199,739
	2013	$15.35	227,252
	2012	$12.01	228,337
	2011	$10.88	235,740
	2010	$10.41	205,570
	2009	$8.75	173,590
	2008	$7.56	124,046
	2007	$10.52	60,484
	2006	$10.96	48,661
Franklin Templeton - Franklin Small Cap Value VIP - Class 2	2015	$15.07	9,152
	2014	$16.50	11,915
	2013	$16.64	12,101
	2012	$12.39	11,216
	2011	$10.61	15,639
	2010	$11.18	8,085
Franklin Templeton - Franklin Small-Mid Cap Growth VIP - Class 2	2015	$15.64	25,394
	2014	$16.29	23,395
	2013	$15.37	23,742
	2012	$11.29	27,593
	2011	$10.33	44,032
	2010	$11.00	53,025
	2009	$8.74	52,011
	2008	$6.18	39,231
	2007	$10.89	25,087
	2006	$9.93	4,789
Franklin Templeton - Franklin U.S. Government Securities VIP - Class 2	2015	$11.90	125,893
	2014	$12.01	138,282
	2013	$11.78	147,584
	2012	$12.22	198,082
	2011	$12.17	205,345
	2010	$11.67	248,943
	2009	$11.25	248,236
	2008	$11.06	271,893
	2007	$10.43	39,481
Franklin Templeton - Templeton Foreign VIP - Class 2	2015	$10.95	115,604
	2014	$11.88	127,740
	2013	$13.56	151,324
	2012	$11.18	161,536
	2011	$9.59	196,060
	2010	$10.88	214,323
	2009	$10.18	247,275
	2008	$7.53	257,253
	2007	$12.82	182,143
	2006	$11.26	93,797
Franklin Templeton - Templeton Global Bond VIP - Class 2	2015	$15.53	86,780
	2014	$16.45	97,066
	2013	$16.39	116,081
	2012	$16.35	133,235
	2011	$14.41	150,965
	2010	$14.75	170,365
	2009	$13.10	158,126
	2008	$11.20	112,922
	2007	$10.69	43,665
Franklin Templeton - Templeton Growth VIP - Class 2	2015	$11.21	95,856
	2014	$12.15	110,236
	2013	$12.68	120,383
	2012	$9.83	142,548
	2011	$8.24	157,373
	2010	$8.98	163,035
	2009	$8.48	205,997
	2008	$6.56	241,275
	2007	$11.53	263,414
	2006	$11.43	122,592
Goldman Sachs Growth Opportunities - Service Class	2015	$16.41	6,924
	2014	$17.56	7,934
	2013	$16.03	14,762
	2012	$12.30	16,479
	2011	$10.44	20,337
	2010	$11.03	5,231
Goldman Sachs Large Cap Value - Institutional Class	2015	$32.29	893,213
	2014	$34.26	1,036,365
	2013	$30.77	1,252,520
	2012	$23.42	1,485,630
	2011	$19.94	1,812,981
	2010	$21.75	2,211,225
	2009	$19.84	2,594,400
	2008	$17.01	3,259,635
	2007	$26.34	4,035,964
	2006	$26.32	4,862,808
Goldman Sachs MidCap Value - Institutional Class	2015	$23.58	63,351
	2014	$26.35	74,745
	2013	$23.53	86,153
	2012	$17.96	99,047
	2011	$15.37	131,234
	2010	$16.65	160,778
	2009	$13.51	181,054
	2008	$10.29	211,490
	2007	$16.58	294,221
	2006	$16.30	385,202
Goldman Sachs Small Cap Equity Insights - Institutional Class	2015	$41.48	385,165
	2014	$42.98	440,963
	2013	$40.77	527,448
	2012	$30.48	627,865
	2011	$27.40	744,486
	2010	$27.60	905,738
	2009	$21.51	1,060,791
	2008	$17.09	1,320,222
	2007	$26.27	1,662,895
	2006	$31.90	2,090,793
Goldman Sachs Strategic Growth - Institutional Class	2015	$38.43	474,098
	2014	$37.69	540,327
	2013	$33.64	626,049
	2012	$25.76	737,414
	2011	$21.79	885,840
	2010	$22.70	1,084,193
	2009	$20.79	1,288,929
	2008	$14.27	1,632,269
	2007	$24.85	2,046,516
	2006	$22.88	2,646,614
Goldman Sachs Strategic International Equity - Institutional Class	2015	$19.24	603,891
	2014	$19.31	702,973
	2013	$21.18	830,875
	2012	$17.30	972,561
	2011	$14.47	1,152,242
	2010	$17.28	1,395,355
	2009	$15.88	1,677,979
	2008	$12.51	2,058,936
	2007	$23.48	2,519,379
	2006	$22.07	3,056,324
Goldman Sachs U.S. Equity Insights - Institutional Class	2015	$43.74	572,126
	2014	$44.45	666,763
	2013	$38.74	781,121
	2012	$28.57	923,351
	2011	$25.32	1,107,148
	2010	$24.68	1,326,192
	2009	$22.18	1,573,796
	2008	$18.57	2,013,646
	2007	$29.89	2,539,464
	2006	$30.82	3,213,800
Invesco VI American Franchise I	2015	$8.35	319,322
	2014	$8.07	359,684
	2013	$7.55	412,437
	2012	$5.46	516,890
	2011	$4.87	638,162
	2010	$5.26	807,249
	2009	$4.45	1,045,854
	2008	$2.72	1,323,921
	2007	$5.41	1,737,981
	2006	$4.69	2,293,829
Invesco VI American Value II	2015	$15.91	10,497
	2014	$17.80	7,676
	2013	$16.49	13,158
	2012	$12.49	900
	2011	$10.82	7,779
	2010	$10.88	93
Invesco VI Balanced Risk Allocation II	2015	$12.43	29,691
	2014	$13.18	23,232
	2013	$12.65	27,848
	2012	$12.65	21,594
	2011	$11.59	10,094
	2010	$10.63	1,937
Invesco VI Comstock I	2015	$23.92	609,844
	2014	$25.80	745,615
	2013	$23.93	901,393
	2012	$17.84	1,097,646
	2011	$15.18	1,375,210
	2010	$15.68	1,719,033
	2009	$13.71	2,151,828
	2008	$10.80	2,826,600
	2007	$17.03	3,828,088
	2006	$17.63	4,701,611
Invesco VI Equity and Income II	2015	$20.73	262,403
	2014	$21.59	270,762
	2013	$20.13	304,393
	2012	$16.35	364,615
	2011	$14.75	451,202
	2010	$15.16	551,050
	2009	$13.72	705,683
	2008	$11.36	847,568
	2007	$14.90	1,033,046
	2006	$14.62	1,099,888
Invesco VI Government Securities II	2015	$10.74	126,775
	2014	$10.90	182,394
	2013	$11.05	222,281
	2012	$11.21	250,171
	2011	$11.37	276,319
	2010	$11.41	369,729
	2009	$11.03	468,380
	2008	$11.09	423,706
	2007	$11.08	421,423
	2006	$10.50	355,798
Invesco VI Growth & Income I	2015	$21.35	818,945
	2014	$22.34	956,386
	2013	$20.55	1,143,716
	2012	$15.54	1,372,327
	2011	$13.75	1,679,781
	2010	$14.23	2,075,259
	2009	$12.83	2,531,406
	2008	$10.46	3,276,563
	2007	$15.61	4,391,231
	2006	$15.40	5,365,079
Invesco VI International Growth II	2015	$10.98	40,803
	2014	$11.44	38,848
	2013	$11.59	29,848
	2012	$9.90	29,180
	2011	$8.82	31,708
	2010	$8.17	30,178
	2009	$7.54	44,368
	2008	$5.60	673
Invesco VI Mid-Cap Growth II	2015	$8.93	52,719
	2014	$8.96	52,098
	2013	$8.44	63,116
	2012	$6.27	79,136
	2011	$5.69	99,383
	2010	$6.37	122,131
	2009	$5.08	142,073
	2008	$3.29	113,252
	2007	$6.28	140,279
	2006	$5.42	164,480
Lord Abbett Bond-Debenture VC	2015	$20.89	390,838
	2014	$21.51	473,746
	2013	$20.91	558,287
	2012	$19.60	697,758
	2011	$17.67	897,621
	2010	$17.17	1,110,765
	2009	$15.50	1,406,468
	2008	$11.70	1,619,425
	2007	$14.39	1,970,534
	2006	$13.75	2,281,105
Lord Abbett Calibrated Dividend Growth VC	2015	$23.52	108,720
	2014	$24.38	127,498
	2013	$22.16	163,192
	2012	$17.57	193,142
	2011	$15.85	235,060
	2010	$16.04	289,614
	2009	$14.17	341,342
	2008	$11.65	397,403
	2007	$16.01	500,695
	2006	$15.74	550,327
Lord Abbett Classic Stock VC	2015	$13.99	11,861
	2014	$14.32	11,557
	2013	$13.30	12,004
	2012	$10.39	14,170
	2011	$9.16	16,668
	2010	$10.11	29,796
	2009	$8.98	27,702
	2008	$7.26	16,821
Lord Abbett Fundamental Equity VC	2015	$15.01	21,192
	2014	$15.77	24,079
	2013	$14.93	40,295
	2012	$11.15	45,154
	2011	$10.23	34,492
	2010	$10.86	15,206
Lord Abbett Growth and Income VC	2015	$16.56	672,049
	2014	$17.29	787,073
	2013	$16.29	990,103
	2012	$12.16	1,256,889
	2011	$11.00	1,594,339
	2010	$11.88	1,975,975
	2009	$10.26	2,394,475
	2008	$8.75	3,033,182
	2007	$13.96	4,020,829
	2006	$13.69	4,759,051
Lord Abbett Growth Opportunities VC	2015	$25.27	32,310
	2014	$24.94	35,759
	2013	$23.85	43,040
	2012	$17.65	50,163
	2011	$15.68	65,350
	2010	$17.68	80,212
	2009	$14.59	98,590
	2008	$10.17	130,481
	2007	$16.70	159,780
	2006	$13.96	175,958
Lord Abbett International Opportunities VC	2015	$12.59	27,619
	2014	$11.50	17,388
	2013	$12.37	16,573
	2012	$9.53	17,856
	2011	$8.03	19,231
	2010	$9.66	38,108
	2009	$8.08	13,880
	2008	$5.54	5,681
Lord Abbett Mid Cap Stock VC	2015	$19.60	380,320
	2014	$20.66	454,190
	2013	$18.79	539,716
	2012	$14.62	668,654
	2011	$12.95	876,694
	2010	$13.68	1,099,719
	2009	$11.06	1,381,770
	2008	$8.86	1,774,408
	2007	$14.82	2,385,721
	2006	$14.94	2,922,486
MFS Growth	2015	$28.99	140,205
	2014	$27.34	156,993
	2013	$25.45	183,234
	2012	$18.86	209,746
	2011	$16.29	248,859
	2010	$16.58	281,325
	2009	$14.58	328,129
	2008	$10.74	381,274
	2007	$17.40	481,841
	2006	$14.57	650,084
MFS Investors Trust	2015	$22.52	249,134
	2014	$22.79	280,347
	2013	$20.82	326,986
	2012	$15.99	377,382
	2011	$13.61	448,042
	2010	$14.11	561,284
	2009	$12.88	687,759
	2008	$10.29	884,378
	2007	$15.60	1,144,074
	2006	$14.35	1,526,031
MFS New Discovery	2015	$34.20	38,369
	2014	$35.35	44,292
	2013	$38.66	59,995
	2012	$27.70	58,688
	2011	$23.18	76,085
	2010	$26.19	86,447
	2009	$19.48	98,391
	2008	$12.11	112,792
	2007	$20.24	160,842
	2006	$20.03	231,686
MFS Research	2015	$23.64	202,157
	2014	$23.78	229,989
	2013	$21.88	264,208
	2012	$16.78	308,182
	2011	$14.51	389,944
	2010	$14.78	452,429
	2009	$12.94	581,606
	2008	$10.05	791,181
	2007	$15.95	922,180
	2006	$14.29	1,250,714
MFS Total Return	2015	$25.15	577,743
	2014	$25.60	656,580
	2013	$23.93	789,431
	2012	$20.38	942,215
	2011	$18.58	1,143,761
	2010	$18.52	1,405,557
	2009	$17.08	1,695,377
	2008	$14.68	2,167,557
	2007	$19.12	2,734,623
	2006	$18.61	3,390,311
MFS Utilities	2015	$31.74	57,281
	2014	$37.66	77,004
	2013	$33.88	83,933
	2012	$28.51	102,978
	2011	$25.48	128,014
	2010	$24.20	153,996
	2009	$21.56	201,739
	2008	$16.42	282,241
	2007	$26.71	371,188
	2006	$21.18	463,422
MFS Value - Service Shares	2015	$16.62	59,597
	2014	$17.01	66,745
	2013	$15.66	65,566
	2012	$11.71	65,868
	2011	$10.25	53,938
	2010	$10.44	13,930
MFS VIT II MA Investors Growth Stock	2015	$11.14	94,618
	2014	$11.15	106,298
	2013	$10.15	123,903
	2012	$7.90	156,460
	2011	$6.85	197,866
	2010	$6.91	239,814
	2009	$6.23	319,764
	2008	$4.53	414,492
	2007	$7.27	542,214
	2006	$6.62	740,822
MFS VIT Total Return Bond - Service Shares	2015	$11.41	69,849
	2014	$11.64	82,892
	2013	$11.18	76,386
	2012	$11.48	80,643
	2011	$10.88	54,001
	2010	$10.36	23,115
OppenheimerFunds Capital Appreciation	2015	$26.67	222,298
	2014	$26.12	260,843
	2013	$22.95	296,168
	2012	$17.94	346,926
	2011	$15.95	419,243
	2010	$16.36	509,872
	2009	$15.16	627,398
	2008	$10.64	795,135
	2007	$19.81	1,043,720
	2006	$17.60	1,409,274
OppenheimerFunds Discovery Mid Cap Growth	2015	$22.25	98,725
	2014	$21.17	109,195
	2013	$20.30	132,460
	2012	$15.14	152,173
	2011	$13.18	178,822
	2010	$13.22	208,923
	2009	$10.52	246,928
	2008	$8.05	300,551
	2007	$16.02	395,800
	2006	$15.28	551,090
OppenheimerFunds Global Fund	2015	$35.98	149,380
	2014	$35.10	174,849
	2013	$34.80	210,334
	2012	$27.72	247,591
	2011	$23.19	295,760
	2010	$25.64	344,152
	2009	$22.42	407,877
	2008	$16.27	556,217
	2007	$27.59	707,280
	2006	$26.32	840,980
OppenheimerFunds Global Strategic Income	2015	$20.52	467,137
	2014	$21.29	544,054
	2013	$21.00	632,225
	2012	$21.32	748,455
	2011	$19.05	1,028,551
	2010	$19.16	1,321,815
	2009	$16.90	1,610,585
	2008	$14.42	2,065,945
	2007	$17.05	2,608,436
	2006	$15.76	3,191,995
OppenheimerFunds Main Street	2015	$22.16	296,084
	2014	$21.75	341,730
	2013	$19.92	404,562
	2012	$15.33	482,146
	2011	$13.31	607,274
	2010	$13.50	749,841
	2009	$11.79	909,232
	2008	$9.32	1,165,878
	2007	$15.36	1,536,976
	2006	$14.95	2,063,914
OppenheimerFunds Money Fund	2015	$1.28	3,086,127
	2014	$1.30	3,627,235
	2013	$1.32	4,132,394
	2012	$1.34	4,858,421
	2011	$1.36	4,375,532
	2010	$1.38	5,404,473
	2009	$1.40	7,576,709
	2008	$1.41	13,006,277
	2007	$1.39	7,965,367
	2006	$1.35	5,760,233
PIMCO VIT Long-Term US Government Advisor Class	2015	$14.30	5,544
	2014	$14.72	5,290
	2013	$12.05	2,167
	2012	$14.05	5,935
	2011	$13.66	20,059
	2010	$10.85	5,352
PIMCO VIT Low Duration Advisor Class	2015	$10.23	42,801
	2014	$10.35	40,428
	2013	$10.42	37,956
	2012	$10.59	44,710
	2011	$10.16	38,197
	2010	$10.20	26,076
PIMCO VIT Real Return Advisor Class	2015	$10.77	31,597
	2014	$11.24	27,872
	2013	$11.06	34,566
	2012	$12.37	42,894
	2011	$11.55	35,587
	2010	$10.50	17,214
PIMCO VIT Short-Term Advisor Class	2015	$9.82	19,760
	2014	$9.86	15,810
	2013	$9.94	19,604
	2012	$10.03	19,245
	2011	$9.91	21,199
	2010	$10.01	18,943
PIMCO VIT Total Return Advisor Class	2015	$11.27	118,739
	2014	$11.39	129,314
	2013	$11.09	139,729
	2012	$11.48	159,137
	2011	$10.64	134,739
	2010	$10.42	59,666
Royce Capital Micro-Cap - Service Class	2015	$10.57	2,625
	2014	$12.27	3,355
	2013	$12.94	3,179
	2012	$10.88	2,721
	2011	$10.27	6,013
	2010	$11.87	2,311
Royce Capital Small-Cap - Service Class	2015	$13.51	12,639
	2014	$15.57	10,932
	2013	$15.34	11,726
	2012	$11.57	12,079
	2011	$10.46	13,910
	2010	$11.00	6,785
UIF Global Real Estate II	2015	$12.25	4,647
	2014	$12.60	6,971
	2013	$11.22	6,707
	2012	$11.09	5,742
	2011	$8.65	8,845
	2010	$9.77	10,639
	2009	$8.10	7,259
	2008	$5.81	511
Van Eck VIP Global Hard Assets	2015	$24.42	1,345
	2014	$37.21	1,690
	2013	$46.65	1,741
	2012	$42.80	2,276
	2011	$41.99	3,057
	2010	$50.96	3,427
	2009	$39.99	3,253
	2008	$25.75	3,526
	2007	$48.47	4,212
	2006	$33.82	5,725
Van Eck Worldwide Real Estate	2015
	2014
	2013
	2012
	2011
	2010
	2009
	2008	$13.88	7,246
	2007	$31.36	8,179
	2006	$31.53	10,343
Van Kampen LIT Enterprise	2015
	2014
	2013
	2012
	2011
	2010
	2009
	2008	$3.80	1,038,391
	2007	$6.76	1,353,338
	2006	$6.08	1,834,632

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